                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 13, 2002

     EMMIS COMMUNICATIONS CORPORATION                      EMMIS OPERATING COMPANY
(Exact name of registrant as specified in its    (Exact name of registrant as specified in its
               charter)                                          charter)

              INDIANA                                           INDIANA
(State of incorporation or organization)          (State of incorporation or organization)

                0-23264                                        333-62172-13
       (Commission file number)                          (Commission file number)

              35-1542018                                        35-2141064
           (I.R.S.  Employer                                 (I.R.S.  Employer
          Identification No.)                               Identification No.)

            ONE EMMIS PLAZA                                   ONE EMMIS PLAZA
          40 MONUMENT CIRCLE                                40 MONUMENT CIRCLE
               SUITE 700                                         SUITE 700
      INDIANAPOLIS, INDIANA 46204                       INDIANAPOLIS, INDIANA 46204
(Address of principal executive offices)          (Address of principal executive offices)

            (317) 266-0100                                    (317) 266-0100
   (REGISTRANT'S TELEPHONE NUMBER,                    (REGISTRANT'S TELEPHONE NUMBER,
         INCLUDING AREA CODE)                              INCLUDING AREA CODE)

Item 4.  Changes in Registrant's Certifying Accountant

On June 13, 2002, the Audit Committee of Emmis Communications Corporation and the Board of Directors of Emmis Operating Company (together with Emmis Communications Corporation, "Emmis") appointed Ernst & Young LLP to serve as our independent public accountants for the fiscal year ending February 28, 2003, dismissing Arthur Andersen LLP.

Arthur Andersen's reports on Emmis' financial statements for each of the years ended February 28, 2002 and February 28, 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended February 28, 2002 and February 28, 2001, and through June 13, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

During the fiscal years ended February 28, 2002 and February 28, 2001, and through June 13, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

Emmis has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated June 20, 2002, stating its agreement with such statements.

Item 7. Financial Statements and Exhibits

Exhibit Number                     Description
--------------          -------------------------------------

    16.1       Arthur Andersen LLP letter to the SEC dated June 20, 2002

Signatures.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          EMMIS COMMUNICATIONS CORPORATION



Date:    June 20, 2002                    By:  /s/ Walter Z. Berger
                                               -------------------------------
                                                   Walter Z. Berger ,
                                                   Executive Vice President,
                                                   Chief Financial Officer
                                                   and Treasurer


                                          EMMIS OPERATING COMPANY



Date:    June 20, 2002                    By:  /s/ Walter Z. Berger
                                               -------------------------------
                                                   Walter Z. Berger,
                                                   Executive Vice President,
                                                   Chief Financial Officer
                                                   and Treasurer




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